Exhibit 99.1

AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13G

Pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13G is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: September 16, 2026

WILDFIRE ENERGY I LLC

/s/ Anthony F. Bahr
Name: Anthony F. Bahr
Title: Chief Executive Officer

HAWKWOOD HOLDCO, L.P.

By: Hawkwood HoldCo GP, LLC, its general partner

By: Warburg Pincus Private Equity (E&P) XI – A, L.P., its managing member

By: Warburg Pincus (E&P) XI, L.P., its general partner

By: Warburg Pincus (E&P) XI LLC, its general partner

By: Warburg Pincus Partners (E&P) XI LLC, its sole member

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

/s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

HAWKWOOD HOLDCO GP, LLC

By: Warburg Pincus Private Equity (E&P) XI – A, L.P., its managing member

By: Warburg Pincus (E&P) XI, L.P., its general partner

By: Warburg Pincus (E&P) XI LLC, its general partner

By: Warburg Pincus Partners (E&P) XI LLC, its sole member

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

/s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

WARBURG PINCUS & COMPANY US, LLC

/s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

KAYNE ANDERSON CAPITAL ADVISORS, L.P.

/s/ Daniel Weingeist
Name: Daniel Weingeist
Title: Authorized Signatory